EX-99.906CERT

CERTIFICATIONS

Thomas W. Leavell, Principal Executive Officer, and Mark J. Seger, Principal Financial Officer, of The Government Street Equity Fund and The Government Street Opportunities Fund, series of Williamsburg Investment Trust (the “Registrant”), each certify to the best of his knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended March 31, 2025 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust	Williamsburg Investment Trust

/s/ Thomas W. Leavell	/s/ Mark J. Seger
Thomas W. Leavell, President & Principal Executive Officer of	Mark J. Seger, Treasurer and Principal Financial Officer
The Government Street Equity Fund,
The Government Street Opportunities Fund and

Date: June 3, 2025	Date: June 3, 2025

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Williamsburg Investment Trust and will be retained by Williamsburg Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

CERTIFICATIONS

Charles M. Caravati III, Principal Executive Officer, and Mark J. Seger, Principal Financial Officer, of The Jamestown Equity Fund, series of Williamsburg Investment Trust (the “Registrant”), each certify to the best of his knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended March 31, 2025 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust	Williamsburg Investment Trust

/s/ Charles M. Caravati III	/s/ Mark J. Seger
Charles M. Caravati III, President & Principal Executive Officer of	Mark J. Seger, Treasurer and Principal Financial Officer
The Jamestown Equity Fund

Date: June 3, 2025	Date: June 3, 2025

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Williamsburg Investment Trust and will be retained by Williamsburg Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

CERTIFICATIONS

John P. Ackerly IV, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund, Davenport Balanced Income Fund and Davenport Insider Buying Fund, each a series of Williamsburg Investment Trust (the “Registrant”), each certify to the best of his knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended March 31, 2025 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust	Williamsburg Investment Trust

/s/ John P. Ackerly IV	/s/ Mark J. Seger
John P. Ackerly IV, President & Principal Executive Officer of	Mark J. Seger, Treasurer and Principal Financial Officer
The Davenport Core Leaders Fund,
Davenport Value & Income Fund and
Davenport Equity Opportunities Fund
Davenport Small Cap Focus Fund
Davenport Balanced Income Fund Davenport Insider Buying Fund

Date: June 3, 2025	Date: June 3, 2025

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Williamsburg Investment Trust and will be retained by Williamsburg Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.